EXHIBIT 10.4
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                 WAIVER AND SECOND AMENDMENT TO CREDIT AGREEMENT

     THIS WAIVER AND SECOND AMENDMENT TO CREDIT AGREEMENT (this "Amendment") dated as of February 25, 2005 to the Credit Agreement, dated as of February 26, 2004, as amended by a First Amendment to Credit Agreement dated as of December 22, 2004 (collectively the "Credit Agreement") by and among CHATTEM, INC. (the "Borrower"), SIGNAL INVESTMENT & MANAGEMENT CO., SUNDEX, LLC AND CHATTEM (CANADA) HOLDINGS, INC. (individually, a "Guarantor" and collectively, the "Guarantors") the several bank parties to the Credit Agreement (the "Lenders"), and BANK OF AMERICA, N.A., as the Agent (in such capacity, the "Agent") for all the Lenders party to the Credit Agreement.


                                R E C I T A L S:

     WHEREAS, the Agent, the Lenders, the Borrower and the Guarantors are parties to the Credit Agreement;

     WHEREAS, the Borrower and the Guarantors have requested certain amendments to the Credit Agreement and a waiver of certain provisions of the Credit Agreement as set forth herein.

     NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. DEFINITIONS. Unless otherwise defined herein, capitalized terms that are defined in the Credit Agreement are used herein as therein defined.

     2. WAIVER. Subject to the complete satisfaction of all of the conditions set forth in Section 4 below and subject to the other terms herein, the Agent and the Lenders for the period beginning on February 26, 2004 and ending on the Effective Date (as defined below) hereby waive any Default or Event of Default which has occurred or which now exists as a result of the failure of Borrower and the Guarantors to be in compliance with Section 8.6, Advances, Investments and Loans of the Credit Agreement because a Subsidiary of the Borrower, HBA Indemnity Company, Ltd., owns securities in the amount of $1,210,000 issued or guaranteed by the United States of America or an agency or instrumentality thereof with maturities of more than twelve months from the date of acquisition. The foregoing waiver is limited to the matters set forth in this Section 2 and no provision of this Section 2 shall be deemed in any way to constitute a waiver of (except as otherwise set forth in this Section 2) (i) any Default or any Event of Default, (ii) any condition precedent, (iii) any other term or provision of the Credit Agreement or the other Credit Documents, or (iv) any right, power or remedy available to Agent or any Lender. The Agent and each Lender reserve all of their rights, powers and remedies under law, the Credit Agreement and all other Credit Documents.
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     3.   AMENDMENTS. Subject to the complete satisfaction of all of the conditions set forth in Section 4 below and subject to the other terms herein:

     3.1 Subpart (a) of the definition of "Cash Equivalents" in Subsection 1.1 of the Credit Agreement is amended and restated in its entirety as follows:

          (a) securities issued or directly and fully guaranteed or insured by the United States of America or any agency or instrumentality thereof (provided that the full faith and credit of the United States of America is pledged in support thereof) having maturities of not more than twelve-months from the date of acquisition, provided that solely with respect to HBA Indemnity Company, Ltd ("HBA") such securities of a type described in this subpart (a) owned by HBA may have maturities of not more than twenty-four months from the date of acquisition,"

     4. CONDITIONS. This Amendment shall become effective upon the date (the "Effective Date") when the Agent shall have received (i) counterparts of this Agreement duly executed and delivered by the Borrower, each Guarantor and each Lender (ii) each other document or instrument required to be delivered hereunder and (iii) the Borrower shall have paid to the Agent, all reasonable costs and expenses of the Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of the Agent's legal counsel.

     5. REPRESENTATIONS, WARRANTIES AND AGREEMENTS. Each Credit Party hereby represents and warrants to, and agrees with, the Agent and the Lenders that:

     5.1 No Default or Event of Default shall have occurred and be continuing on the Effective Date or after giving effect to the transactions contemplated herein.

     5.2 Each of the representations and warranties made by the Credit Parties in or pursuant to the Credit Documents shall be true and correct in all material respects on and as of the Effective Date (after giving effect hereto) as if made on and as of such date, except to the extent such representations and warranties expressly relate to a particular date, in which case such representations and warranties were true and correct in all material respects as of such date.

     5.3 Each Credit Party has the requisite corporate power and authority to execute, deliver and perform this Amendment.

     5.4 Each of the Credit Parties hereby consents to this Amendment and further hereby reaffirm, ratify and confirm all covenants, representations and warranties made in the Credit Agreement, and all other Credit Documents to which it is a party (after giving effect hereto), all of which continues in full force and effect. Without limitation of the foregoing, each Credit Party hereby grants, and reaffirms the grant, of a security interest by such Obligor in favor of the Agent in the Collateral under the Collateral Documents.

     6.   REFERENCE TO AGREEMENTS.

     6.1 On and after the Effective Date, (a) each reference in the Credit Agreement, respectively, to "this Agreement," "hereunder," "hereof," "herein," or words of like import shall mean and be a reference to the Credit Agreement, as amended hereby, and (b) each

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reference to the Credit Agreement in all other Credit Documents shall mean and be a reference to the Credit Agreement, as amended hereby.

     6.2 Except as otherwise provided herein, all Credit Documents, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

     6.3 Except as specifically stated herein, the execution, delivery and effectiveness of this Agreement shall not operate as an amendment to any provision of the Credit Agreement, nor a waiver of, or consent to any departure from, any right, power or remedy of Agent or any Lender, nor constitute a waiver of, or consent to any departure from, any provision of the Credit Agreement or any of the other Credit Documents.

     6.4 This Agreement shall be deemed a Credit Document for the purposes of the Credit Agreement.

     7. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Tennessee.

     8. HEADINGS. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

     9. COUNTERPARTS. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery by any party of telecopied copies of executed counterparts hereof shall constitute execution and delivery hereof by such party.





                            [SIGNATURE PAGES FOLLOW]

















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     IN WITNESS WHEREOF, this Waiver and Second Amendment has been duly executed as of the day and year first above written.


BORROWER:                            CHATTEM, INC.

                                     By: _________________________________
                                     Name: _______________________________
                                     Title: ______________________________



GUARANTORS:                          SIGNAL INVESTMENT & MANAGEMENT CO.,
                                     a Delaware corporation

                                     By: _________________________________
                                     Name: _______________________________
                                     Title: ______________________________


                                     SUNDEX, LLC,
                                     a Tennessee limited liability company

                                     By: _________________________________
                                     Name: _______________________________
                                     Title: ______________________________


                                     CHATTEM (CANADA) HOLDINGS, INC.,
                                     a Delaware corporation

                                     By: _________________________________
                                     Name: _______________________________
                                     Title: ______________________________



AGENT:                               BANK OF AMERICA, N.A.,
                                     in its capacity as Agent

                                     By: _________________________________
                                     Name: _______________________________
                                     Title: ______________________________
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LENDERS:                             BANK OF AMERICA, N.A.,
                                     in its capacity as a Lender, including
                                     as Issuing Lender and Swing Line Lender

                                     By: _________________________________
                                     Name: _______________________________
                                     Title: ______________________________


                                     NATIONAL CITY BANK,
                                     in its capacity as a Lender

                                     By: _________________________________
                                     Name: _______________________________
                                     Title: ______________________________


                                     SUNTRUST BANK, in its capacity as a Lender

                                     By: _________________________________
                                     Name: _______________________________
                                     Title: ______________________________


                                     BRANCH BANKING AND TRUST,
                                     in its capacity as a Lender

                                     By: _________________________________
                                     Name: _______________________________
                                     Title: ______________________________